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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 10, 2003

                           Instinet Group Incorporated
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               (Exact Name of Registrant as Specified in Charter)

               Delaware                   000-32717             13-4134098
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     (State or Other Jurisdiction     (Commission File         (IRS Employer
           of Incorporation)               Number)          Identification No.)

         3 Times Square, New York, New York                               10036
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       (Address of Principal Executive Offices)                       (Zip Code)

       Registrant's telephone number, including area code: 212-310-9500

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

On February 10, 2002, Instinet Group Incorporated ("Instinet") issued a press release announcing that Mark Nienstedt has resigned from his position as President of the Corporation effective immediately. Mr Nienstedt will continue to serve as an officer within the Corporation, be member of the Board of the Corporation and provide advisory services to the CEO and senior management as appropriate. The position of President will remain unfilled at the present time. The press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

         Number   Description

99.1     Press Release of Instinet Group Incorporated issued February 10, 2003:
         Instinet Announces Executive Management Change







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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                             INSTINET GROUP INCORPORATED
                                                     Registrant



Date: February 12, 2003
                                                  By:/s/ John F. Fay
                                                     --------------------------
                                                        John F. Fay
                                                        Chief Financial Officer






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                                  EXHIBIT INDEX


EXHIBIT NUMBER                 DESCRIPTION
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99.1                           Press Release of Instinet Group Incorporated
                               issued February 10, 2003: Instinet Announces
                               Executive Management Change



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